UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2007

Broadview Networks Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
333-142976
(Commission File Number)
11-3310798
(I.R.S. Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY 10573
(914) 922-7000
(Address of principal executive offices and telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 20, 2007, Broadview Networks Holdings, Inc. (the “Company”) announced that it completed its offer (the “Exchange Offer”) to exchange up to $300,000,000 aggregate principal amount of 11 3/8% Senior Secured Notes due 2012 (the “Notes”) that were issued on August 23, 2006 and May 14, 2007 for an equal principal amount of 11 3/8% Senior Secured Notes due 2012 that have been registered under the Securities Act of 1933, as amended. The Exchange Offer expired at 5:00 p.m., New York City time, on November 14, 2007.
     A total of $300,000,000 aggregate principal amount of the Notes, representing 100% of the outstanding principal amount of the Notes, were validly tendered and accepted for exchange by the Company.
     A copy of the press release announcing the completion of the Exchange Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:
99.1	Press Release dated November 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 20, 2007

BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Corey Rinker
	Name:	Corey Rinker
Title: Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 20, 2007.